UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

RCMW Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56135

Wyoming	94-0490694
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

2232 Dell Range Blvd Ste 245, Cheyenne, WY	82009
(Address of principal executive offices)	(Zip Code)

(437) 230-7399

(Registrant’s telephone number, including area code)

Hemp Technology, Inc.

2901 Gardena Avenue Signal Hill, CA 90755

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Par Value $0.00001	HPTY	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2020 (the “Effective Date”), Her Imports (the “Company” or “the Registrant”) filed Articles of Amendment (the “Amendment”) with the Wyoming Secretary of State amending the Company’s Amended Articles of Incorporation to effect: 1) a corporate name change; and 2) a Reverse Stock Split of the Company’s class of common stock.

Corporate name change

Article I of the Articles of Amendment changed the corporate name from Hemp Technology, Inc. to RCMW Group, Inc. The corporate name change was approved by the Board of Directors and a majority of the shareholders. Management believes the corporate name of Hemp Technology did not best reflect the focus of the Company’s business. The Company operates and intends to further obtain a diversified portfolio of subsidiary companies. With a variety of assets, products, and ancillary offerings in a variety of industries, management believes the Company’s business model is positioned to capitalize on, and adapt to, changing market conditions.

Reverse stock split

Article XI of the Articles of Amendment, effectuated a one-for-four thousand five hundred (1:4500) reverse stock split. This stock split was approved by the shareholders, at the Company’s Annual Shareholder Meeting.

As a result of the Reverse Stock Split, every four thousand five hundred pre-split shares of the Company’s common stock issued and outstanding will be exchanged for one post-split share of common stock with any fractional shares resulting from the Reverse Stock Split being rounded up to the nearest whole share. As of the date of this filing, prior to the reverse stock split, the Company has 44,508,227,398 common shares issued and outstanding. Following the reverse stock split, the total number of authorized common shares of Capital Stock remains unchanged at its current total of 50,000,000,000 shares and par value of $0.00001 will remain the same.

This Amendment is subject to further approval by the Financial Industry Regulatory Authority.

A copy of the Certificate of Amendment is filed as Exhibit 3.13 and is incorporated herein by reference.

Item 8.01 - Other Events

The Registrant’s mailing address and business address have been changed from: 2901 Gardena Avenue Signal Hill, CA 90755 to: 2232 Dell Range Blvd Ste 245, Cheyenne, WY 82009, effective December 28, 2020.

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Exhibit Description	Filed herewith
3.13	Certificate of Amendment to Articles of Incorporation (Name Change and Reverse Stock Split)	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hemp Technology, Inc. Registrant

Date: December 30, 2020		/s/ Michael Shenher
	Name:	Michael Shenher
	Title:	Chief Executive Officer